Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES SECOND QUARTER EARNINGS

Honesdale, Pennsylvania—July 22, 2020

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2020 of $1,488,000, which was $2,034,000 lower than the similar period of last year due to increased loan loss provisions and $1,597,000 of expenses related to the acquisition of UpState New York Bancorp, Inc. (“UpState”) which closed on July 7, 2020. Earnings per share (fully diluted) were $0.24 in the 2020 compared to $0.56 in the same period of last year. Annualized return on average assets for the three months ended June 30, 2020 was 0.45% with an annualized return on average equity of 4.17%. Net income for the six months ended June 30, 2020 totaled $4,567,000, which is $2,145,000 lower than the same six-month period of last year due primarily to increased loan loss provisions and merger related expenses. Earnings per share (fully diluted) for the six months ended June 30, 2020 were $0.73 compared to $1.06 in the 2019 period.

Total assets as of June 30, 2020 were $1.355 billion, with loans receivable of $988.7 million, deposits of $1.086 billion and stockholders’ equity of $142.7 million. Loans receivable increased $101.0 million since June 30, 2019, while total deposits increased $105.0 million. The increase in loans includes $67.3 million of Paycheck Protection Program (“PPP”) loans, while the increase in deposits also includes significant stimulus funds resulting from the PPP and CARES Act.

Non-performing assets, which include non-performing loans and foreclosed assets, totaled $3.9 million and represented 0.29% of total assets as of June 30, 2020 compared to $3.0 million, or 0.25% of total assets, as of June 30, 2019. The allowance for loan losses totaled $10,312,000 as of June 30, 2020 and represented 1.04% of total loans outstanding, compared to $8,228,000 and 0.93%, respectively, on June 30, 2019.

For the three months ended June 30, 2020, net interest income, on a fully-taxable equivalent basis (fte), totaled $10,088,000, an increase of $210,000 compared to the similar period in 2019. A $101.2 million increase in average loans outstanding contributed to the increased income. Net interest margin (fte) for the 2020 period was 3.25%, compared to 3.49% in 2019 period. The tax-equivalent yield on interest-earning assets decreased 38 basis points to 3.89% compared to the prior year while the cost of interest-bearing liabilities decreased 16 basis points to 0.86%. Net interest income (fte) for the six months ended June 30, 2020 totaled $19,991,000, which was $578,000 higher than the similar period in 2019 due to the higher volume of earning assets. The net interest margin (fte) was 3.36% in the 2020 period and 3.46% during the first six months of 2019. The decrease in the net interest margin (fte) reflects the growth in PPP loans and the reduced net interest spread earned due to the 1.00% interest rate on these loans.

Other income for the three months ended June 30, 2020 totaled $1,392,000 compared to $1,641,000 for the similar period in 2019. The decrease can be attributed to a lower level of service charges and fees due to accommodations made to customers as a result of the COVID-19 pandemic. For the six months ended June 30, 2020, other income totaled $3,047,000 compared to $3,201,000 in the 2019 period. Service charges on deposits and fees on loans decreased $182,000, net, due to accommodations made to customers as a result of the COVID-19 pandemic.

Other expenses totaled $8,092,000 for the three months ended June 30, 2020, an increase of $1,307,000 compared to the $6,785,000 reported in the similar period of 2019 due primarily to merger related expenses of $1,597,000. For the six months ended June 30, 2020, other expenses totaled $15,152,000 compared to $13,433,000 for the similar period in 2019. The increase includes the $1,597,000 of merger related expenses.

Mr. Critelli commented, “Our results for the first half of 2020 have been significantly impacted by our efforts to assist our customers during the COVID-19 pandemic, restrictions on business activity and the costs associated with our acquisition of UpState New York Bancorp, Inc. Our balance sheet reflects our success providing small business customers with PPP loans and other economic stimulus that has been provided”. Mr. Critelli further commented, “We are pleased to announce the completion of the merger on July 7th and to welcome Upstate’s shareholders to Norwood and the employees to Wayne Bank. We also look forward to serving the customers of Bank of the Finger Lakes and Bank of Cooperstown. We continue to search out opportunities available to us as we service our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fifteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York. The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the effect and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Tax-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable-equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2020	2019	2020	2019
Net Interest Income	$9,867	$9,612	$19,532	$18,882
Taxable equivalent basis adjustment using 21% marginal tax rate	221	266	459	531

Net interest income on a fully taxable equivalent basis	$10,088	$9,878	$19,991	$19,413

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2020	2019	2020	2019
Average equity	$143,472	$129,215	$142,217	$126,993
Average goodwill and other intangibles	(11,530)	(11,621)	(11,541)	(11,635)

Average tangible equity	$131,942	$117,594	$130,676	$115,358

Contact: William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	June 30
	2020	2019
ASSETS
Cash and due from banks	$15,387	$14,207
Interest-bearing deposits with banks	67,989	4,265

Cash and cash equivalents	83,376	18,472
Securities available for sale	196,735	238,083
Loans receivable	988,679	887,673
Less: Allowance for loan losses	10,312	8,228

Net loans receivable	978,367	879,445
Regulatory stock, at cost	3,677	3,155
Bank premises and equipment, net	14,040	13,880
Bank owned life insurance	39,183	38,340
Foreclosed real estate owned	965	1,677
Accrued interest receivable	4,383	3,979
Goodwill	11,331	11,331
Other intangible assets	191	280
Other assets	22,293	13,886

TOTAL ASSETS	$1,354,541	$1,222,528

LIABILITIES
Deposits:
Non-interest bearing demand	$284,754	$221,764
Interest-bearing	801,484	759,460

Total deposits	1,086,238	981,224
Short-term borrowings	55,204	48,094
Other borrowings	50,823	44,024
Accrued interest payable	2,826	3,008
Other liabilities	16,786	14,695

TOTAL LIABILITIES	1,211,877	1,091,045
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2020: 6,342,568 shares, 2019: 6,304,413 shares	634	630
Surplus	49,778	48,741
Retained earnings	87,939	82,127
Treasury stock, at cost: 2020: 13,778 shares, 2019: 13,807 shares	(469)	(455)
Accumulated other comprehensive income	4,782	440

TOTAL STOCKHOLDERS’ EQUITY	142,664	131,483

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,354,541	$1,222,528

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
INTEREST INCOME
Loans receivable, including fees	$10,767	$10,328	$21,450	$20,298
Securities	1,063	1,435	2,242	2,876
Other	19	51	25	66

Total Interest income	11,849	11,814	23,717	23,240
INTEREST EXPENSE
Deposits	1,630	1,839	3,420	3,568
Short-term borrowings	73	85	184	209
Other borrowings	279	278	581	581

Total Interest expense	1,982	2,202	4,185	4,358

NET INTEREST INCOME	9,867	9,612	19,532	18,882
PROVISION FOR LOAN LOSSES	1,300	300	2,000	750

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,567	9,312	17,532	18,132
OTHER INCOME
Service charges and fees	837	1,052	1,901	2,083
Income from fiduciary activities	175	145	328	287
Net realized gains on sales of securities	—	64	38	64
Gains on sales of loans, net	65	67	121	110
Earnings and proceeds on life insurance policies	212	207	420	408
Other	103	106	239	249

Total other income	1,392	1,641	3,047	3,201
OTHER EXPENSES
Salaries and employee benefits	3,289	3,599	7,065	7,248
Occupancy, furniture and equipment	906	940	1,875	1,864
Data processing and related operations	466	472	903	920
Taxes, other than income	214	179	427	340
Professional fees	225	226	443	476
FDIC Insurance assessment	42	84	42	155
Foreclosed real estate	(2)	(10)	14	13
Amortization of intangibles	21	27	44	56
Merger related	1,597	—	1,597	—
Other	1,334	1,268	2,742	2,361

Total other expenses	8,092	6,785	15,152	13,433
INCOME BEFORE TAX	1,867	4,168	5,427	7,900
INCOME TAX EXPENSE	379	646	860	1,188

NET INCOME	$1,488	$3,522	$4,567	$6,712

Basic earnings per share	$0.24	$0.56	$0.73	$1.07

Diluted earnings per share	$0.24	$0.56	$0.73	$1.06

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended June 30	2020	2019
Net interest income	$9,867	$9,612
Net income	1,488	3,522
Net interest spread (fully taxable equivalent)	3.03%	3.24%
Net interest margin (fully taxable equivalent)	3.25%	3.49%
Return on average assets	0.45%	1.16%
Return on average equity	4.17%	10.93%
Return on average tangible equity	4.54%	12.01%
Basic earnings per share	$0.24	$0.56
Diluted earnings per share	$0.24	$0.56

For the Six Months Ended June 30	2020	2019
Net interest income	$19,532	$18,882
Net income	4,567	6,712
Net interest spread (fully taxable equivalent)	3.12%	3.22%
Net interest margin (fully taxable equivalent)	3.36%	3.46%
Return on average assets	0.72%	1.12%
Return on average equity	6.46%	10.66%
Return on average tangible equity	7.03%	11.73%
Basic earnings per share	$0.73	$1.07
Diluted earnings per share	$0.73	$1.06

As of June 30	2020	2019
Total assets	$1,354,541	$1,222,528
Total loans receivable	988,679	887,673
Allowance for loan losses	10,312	8,228
Total deposits	1,086,238	981,224
Stockholders’ equity	142,664	131,483
Trust assets under management	149,535	163,103
Book value per share	$22.62	$20.90
Tangible book value per share	$20.80	$19.06
Equity to total assets	10.53%	10.76%
Allowance to total loans receivable	1.04%	0.93%
Nonperforming loans to total loans	0.30%	0.15%
Nonperforming assets to total assets	0.29%	0.25%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	June 30	March 31	December 31	September 30	June 30
	2020	2020	2019	2019	2019
ASSETS
Cash and due from banks	$15,387	$14,712	$15,038	$20,067	$14,207
Interest-bearing deposits with banks	67,989	23,706	377	848	4,265

Cash and cash equivalents	83,376	38,418	15,415	20,915	18,472
Securities available for sale	196,735	196,998	210,205	211,199	238,083
Loans receivable	988,679	928,565	924,581	905,582	887,673
Less: Allowance for loan losses	10,312	9,088	8,509	8,405	8,228

Net loans receivable	978,367	919,477	916,072	897,177	879,445
Regulatory stock, at cost	3,677	3,770	4,844	3,137	3,155
Bank owned life insurance	39,183	38,971	38,763	38,562	38,340
Bank premises and equipment, net	14,040	14,071	14,228	13,927	13,880
Foreclosed real estate owned	965	1,077	1,556	1,572	1,677
Goodwill and other intangibles	11,522	11,543	11,566	11,588	11,611
Other assets	26,676	17,966	17,961	17,779	17,865

TOTAL ASSETS	$1,354,541	$1,242,291	$1,230,610	$1,215,856	$1,222,528

LIABILITIES
Deposits:
Non-interest bearing demand	$284,754	$213,359	$207,299	$231,211	$221,764
Interest-bearing deposits	801,484	776,801	750,230	743,222	759,460

Total deposits	1,086,238	990,160	957,529	974,433	981,224
Borrowings	106,027	92,006	118,694	88,684	92,118
Other liabilities	19,612	17,938	16,959	17,845	17,703

TOTAL LIABILITIES	1,211,877	1,100,104	1,093,182	1,080,962	1,091,045
STOCKHOLDERS’ EQUITY	142,664	142,187	137,428	134,894	131,483

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,354,541	$1,242,291	$1,230,610	$1,215,856	$1,222,528

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

	June 30	March 31	December 31	September 30	June 30
Three months ended	2020	2020	2019	2019	2019
INTEREST INCOME
Loans receivable, including fees	$10,767	$10,683	$10,815	$10,776	$10,328
Securities	1,063	1,179	1,159	1,278	1,435
Other	19	6	11	5	51

Total interest income	11,849	11,868	11,985	12,059	11,814

INTEREST EXPENSE
Deposits	1,630	1,790	1,784	1,787	1,839
Borrowings	352	413	368	381	363

Total interest expense	1,982	2,203	2,152	2,168	2,202

NET INTEREST INCOME	9,867	9,665	9,833	9,891	9,612
PROVISION FOR LOAN LOSSES	1,300	700	200	300	300
NET INTEREST INCOME AFTER PROVISION

FOR LOAN LOSSES	8,567	8,965	9,633	9,591	9,312

OTHER INCOME
Service charges and fees	837	1,063	1,168	1,200	1,052
Income from fiduciary activities	175	153	156	167	145
Net realized gains on sales of securities	—	38	21	169	64
Gains on sales of loans, net	65	56	44	15	67
Earnings and proceeds on life insurance policies	212	208	200	222	207
Other	103	136	107	109	106

Total other income	1,392	1,654	1,696	1,882	1,641

OTHER EXPENSES
Salaries and employee benefits	3,289	3,777	3,740	3,667	3,599
Occupancy, furniture and equipment, net	906	968	938	916	940
Foreclosed real estate	(2)	16	9	24	(10)
FDIC insurance assessment	42	—	3	(5)	84
Merger related	1,597	—	—	—	—
Other	2,260	2,298	2,398	2,189	2,172

Total other expenses	8,092	7,059	7,088	6,791	6,785

INCOME BEFORE TAX	1,867	3,560	4,241	4,682	4,168
INCOME TAX EXPENSE	379	481	645	775	646

NET INCOME	$1,488	$3,079	$3,596	$3,907	$3,522

Basic earnings per share	$0.24	$0.49	$0.57	$0.62	$0.56

Diluted earnings per share	$0.24	$0.49	$0.57	$0.62	$0.56

Book Value per share	$22.62	$22.52	$21.67	$21.41	$20.90
Tangible Book Value per share	20.80	20.70	19.84	19.57	19.06

Return on average assets (annualized)	0.45%	1.01%	1.18%	1.27%	1.16%
Return on average equity (annualized)	4.17%	8.79%	10.42%	11.56%	10.93%
Return on average tangible equity (annualized)	4.54%	9.57%	11.38%	12.66%	12.01%

Net interest spread (fte)	3.03%	3.23%	3.33%	3.35%	3.24%
Net interest margin (fte)	3.25%	3.48%	3.59%	3.60%	3.49%

Allowance for loan losses to total loans	1.04%	0.98%	0.92%	0.93%	0.93%
Net charge-offs to average loans (annualized)	0.03%	0.05%	0.04%	0.05%	0.19%
Nonperforming loans to total loans	0.30%	0.30%	0.09%	0.15%	0.15%
Nonperforming assets to total assets	0.29%	0.31%	0.19%	0.24%	0.25%